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                                                                    EXHIBIT 99.1


August 14, 2002

VIA EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  AMTROL Inc./Quarterly Report on Form 10-Q for the Quarterly
     Period ended June 30, 2002 (Commission File No. 0-20328)


Ladies and Gentlemen:

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer and Chief Financial Officer of AMTROL Inc. (the "Company") each hereby certify that the periodic report referenced above and filed by the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended, and that the information contained in said report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Very truly yours,

AMTROL Inc.

/s/ Albert D. Indelicato
----------------------------

Albert D. Indelicato
Chief Executive Officer



/s/ Larry T. Guillemette
----------------------------

Larry T. Guillemette
Chief Financial Officer